Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:	Barbara Brungess
610-727-7199
bbrungess@amerisourcebergen.com

AMERISOURCEBERGEN ELECTS LON R. GREENBERG TO ITS BOARD OF DIRECTORS

VALLEY FORGE, PA, May 16, 2013 — AmerisourceBergen Corporation (NYSE: ABC) today announced that Lon R. Greenberg, 62, has been elected to its Board of Directors, effective immediately. Mr. Greenberg fills the vacancy created by Charles H. Cotros’s retirement from the Board in February 2013.  Mr. Greenberg also joined the Audit and Corporate Responsibility Committee and Finance Committee of the Board.  AmerisourceBergen Corporation’s Board of Directors is currently comprised of 10 directors.

Mr. Greenberg served as the Chief Executive Officer of UGI Corporation from 1995 until his retirement on April 1, 2013.  Mr. Greenberg continues to serve as the Chairman of UGI’s Board of Directors, a position he has held since 1996.  He joined UGI in 1980 and held a number of senior management and executive positions throughout his career with UGI, including Senior Vice President, Legal and Corporate Development, and President of UGI.

“Lon’s extensive business experience, strategic vision and extraordinary commitment and dedication to our community will make Lon a great asset to the AmerisourceBergen Board,” said Richard C. Gozon, Chairman of the Board of AmerisourceBergen.

“I am thrilled to have an executive of Lon’s caliber and talent join our Board of Directors.  I am certain that Lon will make significant contributions to the Board as we work together to foster the continued success of AmerisourceBergen,” added Steven H. Collis, President and Chief Executive Officer of AmerisourceBergen.

In addition to serving as the Chairman of the Board of UGI Corporation, Mr. Greenberg is a director of Aqua America, Inc. and Ameriprise Financial, Inc.  Mr. Greenberg also is a member of the Board of Trustees of Temple University, the Board of Directors of Temple University Health System, and the Board of Directors of Fox Chase Cancer Center.  Furthermore, he currently serves as Chair of the Board of Directors of the United Way of Greater Philadelphia and Southern New Jersey.

About AmerisourceBergen

AmerisourceBergen is one of the world’s largest pharmaceutical services companies serving the United States, Canada and selected global markets. Servicing both healthcare providers and pharmaceutical manufacturers in the pharmaceutical supply channel, the Company provides drug distribution and related services designed to reduce costs and improve patient outcomes. AmerisourceBergen’s service solutions range from niche premium logistics and pharmaceutical packaging to reimbursement and pharmaceutical consulting services. With over $80 billion in annualized revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs approximately 13,000 people. AmerisourceBergen is ranked #32 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy”, “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated.  Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase, and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of our information technology systems; our inability to realize the anticipated benefits of the implementation of an enterprise resource planning (ERP) system;  interest rate and foreign currency exchange rate fluctuations; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; economic, business, competitive and/or regulatory developments outside of the United States; risks associated with the strategic, long-term relationship among Walgreen Co., Alliance Boots GmbH, and AmerisourceBergen, including the failure to obtain the required U.S. and foreign antitrust regulatory approvals for the equity investments by Walgreens and Alliance Boots in AmerisourceBergen, the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on our earnings per share resulting from the issuance of the Warrants, an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen’s operational, strategic or financial flexibility; the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect our tax positions and/or our tax liabilities or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, AmerisourceBergen does not undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.